1Q 2024 INVESTOR PRESENTATION May 7, 2024

DISCLAIMER 2 Forward-Looking Statements and Other Information This press release may contain "forward-looking statements," which reflect loanDepot's current views with respect to, among other things, our business strategies, including the Vision 2025 plan, including our expanded productivity program, our progress toward run-rate profitability, our HELOC product, financial condition and liquidity, competitive position, industry and regulatory environment, potential growth opportunities, the effects of competition, the impact of the cybersecurity incident that occurred in the first quarter of 2024, operations and financial performance. You can identify these statements by the use of words such as "outlook," "potential," "continue," "may," "seek," "approximately," "predict," "believe," "expect," "plan," "intend," "estimate," “project,” or "anticipate" and similar expressions or the negative versions of these words or comparable words, as well as future or conditional verbs such as "will," "should," "would" and "could." These forward- looking statements are based on current available operating, financial, economic and other information, and are not guarantees of future performance and are subject to risks, uncertainties and assumptions, including but not limited to, the following: our ability to achieve the expected benefits of our Vision 2025 plan and the success of our cost-reduction initiatives, such as the expanded productivity program; our ability to achieve run-rate profitability; our loan production volume; our ability to maintain an operating platform and management system sufficient to conduct our business; our ability to maintain warehouse lines of credit and other sources of capital and liquidity; impacts of cybersecurity incident, cyberattacks, information or security breaches and technology disruptions or failures, of ours or of our third party vendors; the outcome of legal proceedings to which we are a party; adverse changes in macroeconomic and U.S residential real estate and mortgage market conditions, including increases in interest rate levels; changing federal, state and local laws, as well as changing regulatory enforcement policies and priorities; and other risks detailed in the "Risk Factors" section of loanDepot, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2023 and Quarterly Reports on Form 10-Q as well as any subsequent filings with the Securities and Exchange Commission, which are difficult to predict. Therefore, current plans, anticipated actions, financial results, as well as the anticipated development of the industry, may differ materially from what is expressed or forecasted in any forward-looking statement. loanDepot does not undertake any obligation to publicly update or revise any forward-looking statement to reflect future events or circumstances, except as required by applicable law. Non-GAAP Financial Information To provide investors with information in addition to our results as determined by GAAP, we disclose certain non-GAAP measures to assist investors in evaluating our financial results. We believe these non-GAAP measures provide useful information to investors regarding our results of operations because each measure assists both investors and management in analyzing and benchmarking the performance and value of our business. They facilitate company-to-company operating performance comparisons by backing out potential differences caused by variations in hedging strategies, changes in valuations, capital structures (affecting interest expense on non-funding debt), taxation, the age and book depreciation of facilities (affecting relative depreciation expense), and other cost or benefit items which may vary for different companies for reasons unrelated to operating performance. These non-GAAP measures include our Adjusted Total Revenue, Adjusted Net Income (Loss), Adjusted Diluted Earnings (Loss) Per Share (if dilutive), and Adjusted EBITDA (LBITDA). We exclude from these non-GAAP financial measures the change in fair value of MSRs and related hedging gains and losses as they represent non-cash, unrealized adjustments resulting from changes in valuation assumptions, mostly due to changes in market interest rates, and are not indicative of the Company’s operating performance or results of operation. We also exclude stock-based compensation expense, which is a non-cash expense, expenses, net of expected insurance recoveries, directly related to the Cybersecurity Incident, including costs to investigate and remediate the Cybersecurity Incident, the costs of customer notifications and identity protection, professional fees and commission guarantees (but does not include ongoing costs such as associated litigation expenses), gains or losses on extinguishment of debt and disposal of fixed assets, non-cash goodwill impairment, and other impairment charges to intangible assets and operating lease right-of-use assets, as well as certain costs associated with our restructuring efforts, as management does not consider these costs to be indicative of our performance or results of operations. Adjusted EBITDA (LBITDA) includes interest expense on funding facilities, which are recorded as a component of “net interest income (expense),” as these expenses are a direct operating expense driven by loan origination volume. By contrast, interest expense on our non-funding debt is a function of our capital structure and is therefore excluded from Adjusted EBITDA (LBITDA). Adjustments for income taxes are made to reflect historical results of operations on the basis that it was taxed as a corporation under the Internal Revenue Code, and therefore subject to U.S. federal, state and local income taxes. Adjustments to Diluted Weighted Average Shares Outstanding assumes the pro forma conversion of weighted average Class C shares to Class A common stock. These non-GAAP measures have limitations as analytical tools and should not be considered in isolation or as a substitute for revenue, net income, or any other operating performance measure calculated in accordance with GAAP, and may not be comparable to a similarly titled measure reported by other companies. Market and Industry Data This presentation also contains information regarding the loanDepot’s market and industry that is derived from third-party research and publications. That information may rely upon a number of assumptions and limitations, and the Company has not independently verified its accuracy or completeness.

3 FIRST QUARTER FACT SHEET Financial Operational • Originations: $4.6 billion in funded volume, in line with first quarter 2024 guidance • Total Revenue: $222.8 million on $4.7 billion of pull-through weighted lock volume • Total Expenses: Decreased by $6.5 million, or 2% from the first quarter of 2023 • Primarily from lower personnel and marketing expenses. Includes $14.7 million in expenses directly related to cyber incident • Liquidity: Unrestricted cash of $603.7 million vs. $660.7 million at end of fourth quarter of 2023 • Servicing: Decrease in UPB to $142.3 billion, compared to $145.1 billion at end of fourth quarter of 2023, reflecting bulk sale • Continued progress towards our Vision 2025 strategy to address current and anticipated market conditions and position company for long-term value creation o Headcount: Reduced headcount to 4,188 from 4,250 since the end of the fourth quarter 2023 • Purchase Mix: 72% of total originations compared to 76% in fourth quarter 2023 • Organic Refinance Consumer Direct Recapture Rate(1): Decreased to 59% for the quarter compared to 67% in first quarter 2023 • First quarter 2024 adversely impacted by cyber incident • Unit Market Share: 161 basis points in first quarter 2024 vs. 182 basis points in first quarter 2023, reflects the adverse impact from the cyber incident o Purchase Unit Market Share: 128 basis points in first quarter 2024 vs. 142 basis points in first quarter 2023 (1) We define organic refinance consumer direct recapture rate as the total unpaid principal balance (“UPB”) of loans in our servicing portfolio that are paid in full for purposes of refinancing the loan on the same property, with the Company acting as lender on both the existing and new loan, divided by the UPB of all loans in our servicing portfolio that paid in full for the purpose of refinancing the loan on the same property. The recapture rate is finalized following the publication date of this release when external data becomes available.

VISION 2025 PLAN

SIGNIFICANT PROGRESS EXECUTING VISION 2025 OBJECTIVES

Focus on Purchase Transactions and Serving Diverse Communities

- Named by The Wall Street Journal as the "Best Mortgage Lender for First-Time Buyers," validating our mission of purpose-driven lending to the increasingly diverse communities comprising first-time homebuyers
- Launched "accessZERO" program to make homeownership more accessible by offering up to five percent in downpayment assistance

Execute Growth Generating Initiatives

- Strong HELOC performance expected to give efficient access to home equity in as little as seven days
- Continued investment in our in-house servicing business to complement our origination strategy and serve customers through the entire mortgage journey
- 47 Retail LOs were named to the Scotsman Guide for Top Originators

Aggressively Right-Size Cost Structure

- Reduced cost structure by $693 million in 2023
- In Q4, launched a program targeting $120 million of annualized productivity improvements expected to benefit 2024. Through April 2024, have achieved approximately 93% of the planned benefits

Optimize Organizational Structure

- Streamline organizational structure to better position the company for the rapidly evolving mortgage market and enhance quality and effectiveness
- Increase share of lending for purchase transactions, while achieving top-quartile quality, increasing automation, and achieving operating leverage
- melloNow fully automated underwriting engine launched

4

loanDepot

DIVERSE & EXPERIENCED MANAGEMENT TEAM WITH UNIQUE SKILLSETS



Frank Martell
President and CEO

CoreLogic



David Hayes
Chief Financial Officer

CoreLogic
imb IndymacBank
PROSPECT MORTGAGE



Jeff Walsh
President, LDI Mortgage

AMERIQUEST MORTGAGE COMPANY
Town & Country Credit Corp.



Dan Binowitz
Managing Director Operations & Servicing

FREMONT INVESTMENT & LOAN
pmac Lending Services, Inc.



Jeff DerGurahian
Chief Investment Officer and Head Economist

PROSPECT MORTGAGE



TJ Freeborn
Chief Administrative Officer

DISCOVER
WELLS FARGO HOME MORTGAGE



George Brady
Chief Information Officer

Capital One
Fidelity
Goldman Sachs



Darren Graeler
Chief Accounting Officer

FSA
KPMG



Gregg Smallwood
Chief Legal Officer, Corporate Secretary

CALIBER HOME LOANS
Morgan Stanley
BANK OF AMERICA



Joe Grassi
Chief Risk Officer

Fannie Mae
OBERMAYER



Melanie Graper
Chief Human Resources Officer

CoreLogic
IRVINE COMPANY

5

loanDepot

loanDepot Historical Mortgage Origination Volume SCALED ORIGINATOR DELIVERING CUSTOMERS A COMPLETE SOLUTION Inception to Q1-2024 Origination CAGR: 22%(1) loanDepot Originations loanDepot Market Share $1.7 $2.3 $4.1 Total market volume ($ trillion) $4.0 $2.2 (1) CAGR includes annualized volume for 2010 Source: Historical market share based on MBA industry volume as of 4/18/2024 and historical loanDepot origination volume ($ in billions) The loanDepot Ecosystem Established Scalable Infrastructure 2010 to 2012 Diversification & Expansion 2013 to 2015 Brand, Technology & Operational Transformation 2016 to 2021 Vision 2025 & Beyond 2022 + • Launched with the goal of disrupting mortgage • Created scalable platform and infrastructure • Expanded in-market retail reach through acquisitions • Leveraged infrastructure to launch LD Wholesale • Strategic decision to begin retaining servicing • Launched proprietary mello® technology • Grew servicing book with long-term relationships to a half million loanDepot customers • Launched mellohome and melloInsurance • Acquired leading title insurance company • Formed mello® focused on mortgage adjacent, digital-first products and services • Repositioning the Company for long term value creation • Purpose driven sustainable lending • Simplifying operational structure and increasing operating leverage • Maintaining strong balance sheet liquidity • Additions to executive team to position company for next era • Launch of HELOC 6 Title Insurance Escrow Services Homeowners Insurance First Mortgage HELOC $1.6 $33 $45 $101 $137 $54 $23 $22 2.0% 2.0% 2.5% 3.4% 2.4% 1.4% 1.3% – 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 0 20 40 60 80 100 120 140 2018 2019 2020 2021 2022 2023 LTM Q1 '24 $1.7

ORIGINATION GROWTH RELATIVE TO INDUSTRY (1) MBA as of 4/18/2024 Note: Pull through weighted rate lock volume is the unpaid principal balance of loans subject to interest rate lock commitments, net of a pull-through factor for the loan funding probability 7 Purchase Mix % : ($ in billions) Total Market Share (%) 3.4% 19% 3.3% 30% 34% 3.4% 3.3% 34% 37% 3.1% 59% 2.4% 2.1% 70% 1.6% 76% 1.5% 71% 1.4% 73% 71% 1.4% 76% 1.3% $33 $30 $30 $23 $20 $12 $9 $4 $5 $6 $6 $4 $5 $41 $34 $32 $29 $22 $16 $10 $6 $5 $6 $6 $5 $5 369 264 299 281 213 150 203 221 226 285 293 296 274 - 50 100 150 200 250 300 350 400 $0 $10 $20 $30 $40 $50 $60 Q1 2021A Q2 2021A Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Pull-Through Weighted (PTW) Lock Volume Origination Volume PTW GOS Margin, bps 72% 1.2%

HISTORICAL COST STRUCTURE COMPARISON ($M) 8 Salaries Other Interest Marketing Commissions Other G&A FTEs Direct Origination Expense Expenses To Note: Restructuring Charges $1.8 $4.5 $2.0 $3.5 $4.0 Loss on Disposal of Fixed Assets and Other Impairments/(Recoveries) ($0.1) $1.4 $0.2 $0.8 ($0.0) Accruals for Expected Legal Settlements $0.0 $7.5 $2.0 $3.7 $1.1 Cyber Incident $0.0 $0.0 $0.0 $0.0 $14.7 Total $1.7 $13.4 $4.2 $8.0 $19.7 $106 $109 $97 $97 $98 $78 $79 $73 $81 $82 $43 $43 $43 $45 $47 $36 $35 $34 $28 $28 $35 $49 $44 $36 $36 $16 $16 $14 $15 $17 4,834 4,683 4,532 4,250 4,188 N on - V ol um e Re la te d V ol um e Re la te d N on - V ol um e Re la te d V ol um e Re la te d N on - V ol um e Re la te d V ol um e Re la te d N on - V ol um e Re la te d V ol um e Re la te d N on - V ol um e Re la te d V ol um e Re la te d Q1-2023 Q2-2023 Q3-2023 Q4-2023 Q1-2024

$142 $142 $144 $145 $142 142 141 143 137 138 - 20 40 60 80 100 120 140 $130 $132 $134 $136 $138 $140 $142 $144 $146 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 UPB $ MSR FV, bps HISTORICAL SERVICING PORTFOLIO TREND 9 ($ in billions) Retention %(2) : Recapture %(1) : (1) Recapture rate as defined on page 3. (2) Portion of loan origination volume that was sold servicing retained in the period divided by total sold volume in the period. (3) At time of origination, strats for agency portfolio only. Excludes HELOC. Total Serv Exp$ to Avg. UPB $, bps: Portfolio @ 3/31/24 (3) W.A. Coupon 3.48% W.A. FICO (3) 736 W.A. LTV 72% W.A. Age (Mths) 30.8 DQ Rate 60D+ 1.0% 90D+ 0.8% Composition GSE 66.0% Gov’t 26.7% Other 7.3% 61% 67% 1.7 65% 68% 1.7 67% 69% 2.0 71% 58% 1.9 67% 59% 2.2

Liquidity / Total Assets $798 $719 $717 $661 $604 $4 $2 $4 $802 $721 $721 $661 $604 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Unrestricted Cash Unused Lines STRONG LIQUIDITY AND BALANCE SHEET Note: Please see Appendix for Non-GAAP Reconciliation 10 Liquidity Overview ($M) Debt Obligations, net to Total Equity MSR FV / Total Equity 2.4x 2.5x 2.7x 2.8x 3.1x Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 2.7x 2.8x 2.9x 3.2x 3.6x Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24

11 Q2 2024 OUTLOOK* Metric Low High Pull-through Weighted Rate Lock Volume ($bn) $4.5 $6.5 Origination Volume ($bn) $5.0 $7.0 Pull-through Weighted GOS Margin, bps 260 290 Current Market Conditions • Higher interest rates adversely impacts home affordability and borrower demand • Limited supply of new and resale homes adversely impacts homebuying activity • Homeowner equity levels drives demand for cash-out refinance and HELOC products • Higher interest rates resulting in little incentive for rate and term refinance • Sharper focus on industry consolidation, driven primarily by headcount reductions and competitor exits to shed excess capacity given lower industry volume expectations *Q2 2024 outlook reflects current interest rate environment, seasonality, channel mix, and competitive pressures

APPENDIX: NON-GAAP RECONCILIATIONS

BALANCE SHEET & SERVICING PORTFOLIO HIGHLIGHTS 13 $ in MM except units and % 1Q ‘24 4Q ’23 1Q ’23 1Q’24 vs 4Q’23 1Q’24 vs 1Q’23 Cash and cash equivalents $603.7 $660.7 $798.1 (8.6%) (24.4%) Loans held for sale, at fair value 2,300.1 2,132.9 2,039.4 7.8% 12.8% Servicing rights, at fair value 1,985.9 1,999.8 2,028.8 (0.7%) (2.1%) Total assets 6,193.3 6,151.0 6,190.8 0.7% 0.0% Warehouse and other lines of credit 2,069.6 1,947.1 1,830.3 6.3% 13.1% Total liabilities 5,555.9 5,446.6 5,349.6 2..0% 3.9% Total equity 637.3 704.5 841.2 (9.5%) (24.2%) Servicing portfolio (unpaid principal balance) $142,337.3 $145,090.2 $141,673.5 (1.9%) 0.5% Total servicing portfolio (units) 491,871 496,894 475,765 (1.0%) 3.4% 60+ days delinquent ($) $1,445.5 $1,392.6 $1,282.4 3.8% 12.7% 60+ days delinquent (%) 1.0% 1.0% 0.9% N/A N/A Servicing rights, net to UPB 1.4% 1.4% 1.4% N/A N/A

NON-GAAP FINANCIAL RECONCILIATION 14 ($MM) 1Q ’24 4Q ‘23 1Q ‘23 Adjusted Revenue Total Net Revenue $222.8 $228.6 $207.9 Change in FV of Servicing Rights, Net of Hedge 8.1 22.8 18.3 Adjusted Total Revenue $230.9 $251.5 $226.2 Adjusted EBITDA (LBITDA) Net (Loss) Income ($71.5) ($59.8) ($91.7) Interest Expense - Non-Funding Debt 46.5 45.5 43.1 Income Tax (Benefit) Expense (13.7) (14.2) (14.9) Depreciation and Amortization 9.4 9.9 10.0 Change in FV of Servicing Rights, Net of Hedge 8.1 22.8 18.3 Stock-Based Compensation Expense 4.9 6.4 5.9 Restructuring Charges 4.0 3.5 1.7 Cyber Incident 14.7 0.0 0.0 (Gain) Loss on Disposal of Fixed Assets (0.0) 0.3 0.3 Other impairment (recovery) (0.0) 0.5 (0.3) Adjusted EBITDA (LBITDA) $2.4 $15.0 ($27.6)

NON-GAAP FINANCIAL RECONCILIATION (CONT’D) 15 ($MM) 1Q ’24 4Q ’23 1Q ’23 Adjusted Net Income (Loss) Net Income (Loss) ($71.5) ($59.8) ($91.7) Adjustments to Income Taxes 9.8 7.8 13.3 Tax-Effected Net Income (Loss) (61.7) (52.0) (78.4) Change in FV of Servicing Rights, Net of Hedge 8.1 22.8 18.3 Stock-Based Compensation Expense 4.9 6.4 5.9 Restructuring Charges 4.0 3.5 1.7 Cyber Incident 14.7 0.0 0.0 (Gain) Loss on Disposal of Fixed Assets (0.0) 0.3 0.3 Other (Recovery) Impairment (0.0) 0.5 (0.3) Tax Effect of Adjustments (7.9) (8.2) (6.4) Adjusted Net Income (Loss) ($38.1) ($26.7) ($59.0)